UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2017

Apollo Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street,
New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 515-3450
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On March 15, 2017, the Board of the Directors (the "Board") of Apollo Investment Corporation (the "Company") elected Barbara Matas to the Board, effective as of March 15, 2017, to serve as a Class II Director of the Company. The Company is aware of no arrangement or understanding between Ms. Matas and any other person pursuant to which she was appointed as a director. Ms. Matas has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORP.

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Secretary
Date: March 17, 2017